Exhibit 99.1

Intercept Pharmaceuticals Appoints Nancy Miller-Rich
to Its Board of Directors

NEW YORK, April 24, 2018 -- Intercept Pharmaceuticals, Inc. (Nasdaq:ICPT), a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat progressive non-viral liver diseases, today announced that its Board of Directors has appointed Nancy Miller-Rich to fill a newly created directorship.

Ms. Miller-Rich has 35 years of experience in the healthcare industry, with significant expertise in business development and commercial strategy. Ms. Miller-Rich served in a number of leadership roles at Merck & Co., Inc. and, prior to the merger of the two companies, at Schering-Plough Corporation, including most recently as Senior Vice President, Global Human Health Business Development & Licensing, Strategy and Commercial Support (2013 – 2017) and Group Vice President, Consumer Care Global New Ventures and Strategic Commercial Development (2007 – 2013). Prior to joining Schering-Plough in 1990, Ms. Miller-Rich served in a variety of commercial and marketing roles at Sandoz Pharmaceuticals and Sterling Drug, Inc. Ms. Miller-Rich is currently a director of UDG Healthcare plc, as well as a member of the boards of a number of not-for-profit entities.

“We are very pleased to welcome Nancy to our Board as a new independent director,” said Mark Pruzanski, M.D., President and Chief Executive Officer of Intercept. “We believe that Nancy’s substantial experience in business development coupled with her background in commercial strategy will prove very beneficial as we continue to build our PBC business and prepare for the launch of OCA in NASH, subject to regulatory approvals.”

“I am happy to be joining Intercept’s Board at this exciting stage of the company,” said Ms. Miller-Rich. “I look forward to working with Mark and the rest of the Board to help drive Intercept’s continued growth and create value-enhancing opportunities for its shareholders.”

About Intercept

Intercept is a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat progressive non-viral liver diseases, including primary biliary cholangitis (PBC), nonalcoholic steatohepatitis (NASH), primary sclerosing cholangitis (PSC) and biliary atresia. Founded in 2002 in New York, Intercept now has operations in the United States, Europe and Canada. For more information about Intercept, please visit www.interceptpharma.com or connect with the company on Twitter and LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements regarding the progress, timing and results of Intercept’s clinical trials, including its clinical trials for the treatment of nonalcoholic steatohepatitis (“NASH”), the safety and efficacy of Intercept’s approved product, Ocaliva (obeticholic acid or “OCA”), the potential approval of OCA in indications other than primary biliary cholangitis (“PBC”), the timing and potential commercial success of OCA and any other product candidates Intercept may develop and Intercept’s strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth.

These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and Intercept undertakes no obligation to update any forward-looking statement except as required by law. These forward-looking statements are based on estimates and assumptions by Intercept’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. The following represent some, but not necessarily all, of the factors that could cause actual results to differ materially from historical results or those anticipated or predicted by Intercept’s forward-looking statements: Intercept’s ability to successfully commercialize Ocaliva for PBC; Intercept’s ability to maintain its regulatory approval of Ocaliva for PBC in the United States, Europe, Canada, Israel and other jurisdictions in which it has or may receive marketing authorization; the initiation, timing, cost, conduct, progress and results of Intercept’s research and development activities, preclinical studies and clinical trials, including any issues, delays or failures in identifying patients, enrolling patients, treating patients or completing and timely reporting the results of its NASH or PBC clinical trials; Intercept’s ability to timely and cost-effectively obtain regulatory approval of its product candidates, including OCA for NASH; conditions that may be imposed by regulatory authorities on Intercept’s marketing approvals for its products and product candidates, such as the need for clinical outcomes data (and not just results based on achievement of a surrogate endpoint), and any related restrictions, limitations and/or warnings contained in the label of any of its products or product candidates; any potential side effects associated with Ocaliva for PBC or Intercept’s product candidates that could delay or prevent approval, require that an approved product be taken off the market, require the inclusion of safety warnings or precautions or otherwise limit the sale of such product or product candidate; Intercept’s ability to maintain its relationships with, and the performance of, third-party vendors upon whom it is substantially dependent, including contract research organizations for its clinical trials and its third-party suppliers and manufacturers; Intercept’s ability to identify, develop and commercialize its products and product candidates; Intercept’s ability to obtain and maintain intellectual property protection for its products and product candidates; Intercept’s ability to successfully commercialize its product candidates, if approved; the size and growth of the markets for Intercept’s products and product candidates and its ability to serve those markets; the degree of market acceptance of Ocaliva for PBC and, if approved, Intercept’s product candidates, which may be affected by the ability of patients and healthcare providers to obtain coverage or reimbursement from payors for Intercept’s products and the extent to which such coverage or reimbursement is provided; Intercept’s ability to establish and maintain an effective sales and marketing infrastructure directly or through collaborations with third parties; competition from existing drugs or new drugs that become available; costs and outcomes relating to any securities, intellectual property, employment, product liability or other litigation; Intercept’s collaborators’ election to pursue research, development and commercialization activities; Intercept’s ability to attract and maintain collaborators with development, regulatory and commercialization expertise; Intercept’s need for and ability to obtain additional financing; Intercept’s estimates regarding expenses, revenues and capital requirements and the accuracy thereof; Intercept’s use of cash and short-term investments; Intercept’s ability to acquire, license and invest in businesses, technologies, product candidates and products; Intercept’s ability to attract and retain key personnel to manage its business effectively; Intercept’s ability to manage the growth of its operations, infrastructure, personnel, systems and controls; Intercept’s ability to obtain and maintain adequate insurance coverage; and the other risks and uncertainties identified in Intercept’s periodic filings filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017.

Contact

For more information about Intercept Pharmaceuticals, please contact:

Mark Vignola

+1-646-747-1000

investors@interceptpharma.com

Christopher Frates

+1-646-757-2371

media@interceptpharma.com

###